UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2017

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-36873 333-187556	47-1984212 24-4138486
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1550 Wynkoop Street, 3rd Floor

Denver, Colorado, 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 8.01.    Other Events

On November 28, 2017, Summit Materials, Inc. issued a press release announcing that its Board of Directors had declared a stock dividend of 0.014 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), for each outstanding share of Class A Common Stock.  The stock dividend is payable on December 22, 2017 to stockholders of record on December 8, 2017.  Cash will be paid in lieu of issuing any fractional shares of Class A Common Stock.  A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1    Press Release dated November 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC. SUMMIT MATERIALS, LLC

By:	/s/ Anne Lee Benedict
Name: Anne Lee Benedict
Title: Chief Legal Officer

Date:  November 28, 2017